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                               AMENDMENT TO LEASE
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     This is an Amendment made this 1st day of February, 2000, by and between
BEBOB ASSOCIATES ("Landlord") and INTERNET CAPITAL GROUP, INC. ("Tenant").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated January 2000 for a 15,000 rentable square foot portion of Building 600 for a period of Five (5) years terminating December 31, 2004; and

     WHEREAS, Landlord and Tenant agree that Tenant shall lease from Landlord the 573 square feet as shown on the attached plan commencing February 1, 2000; and terminating December 31, 2004.

     NOW, THEREFORE in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree to amend said Lease effective February 1, 2000, as follows:

     1. The term of the Lease for the 573 square feet shall be from February 1, 2000 to December 31, 2004.

     2. The total base rental for the 573 square feet shall be Fifty-Four Thousand Nine Hundred Thirty-Six and 67/100 Dollars ($54,936.67).

     3. The Monthly Base rental for the 573 square feet shall be Nine Hundred Thirty-One and 13/100 Dollars ($934.13).

     4. Payment for increases in Real Estate Taxes and/or Operating Expenses over $5.50/square foot for this 573 square feet will begin as of February 1, 2000, based upon the percentage of the phase of Safeguard Corporate Campus in which the 573 square feet is situated, that percentage being 1.4%.

     5. All improvements for the 573 square feet will be paid by the Tenant and will be due and payable as of February 1, 2000.

     6. All other terms and conditions as contained in said Lease shall remain the same, except as herein modified.

INTERNET CAPITAL GROUP, INC.                   BEBOB ASSOCIATES

By: /s/ Henry N. Nassau                        By: /s/ Gerry Wilk
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   Henry N. Nassau                                Gerry Wilk

Attest:                                        Attest:


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